Exhibit 10.17.6

FOURTH AMENDMENT

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the ___29th___ day of August, 2006, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, SUNTRUST BANK, a Georgia banking corporation, KEYBANK NATIONAL ASSOCIATION, a national banking association, ALLIED IRISH BANKS, P.L.C., an Irish publicly quoted company, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, and WESTDEUTSCHE IMMOBILIENBANK, a German banking corporation (hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Sixth Amended and Restated Credit Agreement dated as of February 28, 2003 (the “Credit Agreement”), pursuant to which the Lenders party thereto agreed to extend to Borrower a credit facility (the “Credit Facility”) in the aggregate principal amount of up to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of May 3, 2004 (the “First Amendment”), pursuant to which the parties modified and amended the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Three Hundred Seventy-Three Million and No/100 Dollars ($373,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Lenders party thereto and Agent entered into that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of September 21, 2005 (the “Second Amendment”), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein; and

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WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain Third Amendment to Sixth Amended and Restated Credit Agreement dated as of February 14, 2006 (the “Third Amendment”), pursuant to which the parties modified the Credit Agreement to, among other matters, increase the maximum aggregate principal amount of the Credit Facility to up to Four Hundred Seventy-Six Million Dollars ($476,000,000.00) at any one time outstanding (the Credit Agreement as modified by the First Amendment, the Second Amendment and the Third Amendment being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Parent, Lenders and Agent desire to further modify and amend the Credit Agreement in the manner and for the purposes set forth herein, all as more particularly set forth herein, all as more particularly set forth hereinbelow.

NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders and Agent do hereby covenant and agree as follows:

1.           Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.            Adjusted Asset Value. (a) The definition of Adjusted Asset Value is hereby amended by:

(i)          deleting the figure “7.25% the two times it appears therein, and inserting the figure “7.0%” in lieu thereof; and

(ii)         deleting the words and figures “eighteen (18) consecutive months” therefrom and inserting the words and figures “twenty-four (24) consecutive months” in lieu thereof.

(b)          In addition, EBITDA attributable to the following six properties: Mall of Acadiana, Oak Park Mall, Hickory Point Mall, Eastland Mall, Layton Hills Mall and Triangle Town Center shall be excluded from the determination of Adjusted Asset Value for the twenty-four (24) month period beginning on the date hereof (August _29___, 2006) so long as such properties are valued in Parent’s financial statements at their purchase price.

3.	Base Rate. The first sentence of the definition of Base Rate, which did read:

“‘Base Rate’ means the Federal Funds Rate plus one percent (1.0%).”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“‘Base Rate’ means the Federal Funds Rate plus one percent (1.0%) (i.e. one hundred (100) basis points); provided however, in no event shall the Base Rate ever be less than, at the time of such determination, LIBOR for an Interest Period of one month plus 0.80% (i.e. eighty (80) basis points).”

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4.	EBITDA. Paragraph (d) in the definition of EBITDA, which did read:

“(d)         extraordinary and nonrecurring net gains or losses (other than gains or losses from the sale of outparcels of Properties) for such period and expense relating to the extinguishments of Indebtedness for such period;”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“(d)        (i) extraordinary and nonrecurring net gains or losses (other than gains or losses from the sale of outparcels of Properties), except as otherwise provided in clause (d)(ii) below) for such period;

(ii) gains or losses from the sale of outparcels and non-operating Properties for such period (provided however, that the gains or losses from such sales of outparcels and non-operating Properties may not exceed five percent (5%) of EBITDA calculated prior to taking such gains or losses into account); and

(iii) expense relating to the extinguishments of Indebtedness for such period;”

5.            Gross Asset Value. Subparagraph (e)(ii) of the definition of Gross Asset Value is hereby amended by:

(i) deleting the word “eighteen” therefrom and inserting the word and figure “twenty-four (24)” in lieu thereof; and

(ii) deleting the figure “7.25%” therefrom and inserting the figure “7.0%” in lieu thereof.

6.	Interest Period. (a) The last sentence of subparagraph (a) of the definition of Interest Period, which did read:

“In addition to such periods, with the prior consent of each Lender in each case, the Interest Period of a LIBOR Advance may have a duration of at least 7, but not more than 30 days; and”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“In addition to such periods, with the prior consent of each Lender in each case, the Interest Period of a LIBOR Advance may have a duration of less than one month; and”.

(b)         Clause (iii) of the final paragraph of the definition of Interest Period is hereby amended by inserting the phrase “without the prior consent of each Lender in each case,” immediately before the phrase “no Interest Period shall have a duration of less than one month”.

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(c)	Section 2.9(e)(i), which did read:

“(i)         if the Borrower has requested a borrowing of LIBOR Advances having an Interest Period of at least 7, but not more than 30, days and at least one Lender did not consent to such Interest Period, then the Borrower may request that such borrowing of Advances be Base Rate Advances; provided, however, that the Borrower shall repay such Base Rate Advances in full no later than 7 calendar days after such Advances have been made; and”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“(i)        if the Borrower has requested a borrowing of LIBOR Advances having an Interest Period of less than one month and at least one Lender did not consent to such Interest Period, then the Borrower may request that such borrowing of Advances be Base Rate Advances; provided, however, that the Borrower shall repay such Base Rate Advances in full no later than 7 calendar days after such Advances have been made; and”.

7.	LIBOR. The definition of LIBOR, which did read:

“‘LIBOR’ means, for any LIBOR Advance for any Interest Period therefor, the average rate of interest per annum (rounded upwards, if necessary, to the next highest 1/16th of 1%) at which deposits in immediately available funds in Dollars are offered to the Lender then acting as Agent (at approximately 9:00 a.m. San Francisco time, two Business Days prior to the first day of such Interest Period) by first class banks in the London interbank market where the Eurodollar operations of the Lender then acting as Agent are customarily conducted, for delivery on the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal to or comparable to the principal amount of the LIBOR Advance to which such Interest Period relates. Each determination of LIBOR by the Lender then acting as Agent shall, in the absence of demonstrable error, be conclusive and binding.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“‘LIBOR’ means, for any LIBOR Advance for any Interest Period therefor, the rate rounded upward to the nearest one one-hundredth (1/100th) of one percent (0.01%) quoted by the Lender then acting as Agent as the London Interbank Offered Rate for deposits in U.S. Dollars as of 9:00 a.m. (San Francisco time) two (2) Business Days prior to the first day of such Interest Period, in an amount equal to the LIBOR Advance so requested and for a period equal to such Interest Period. Each determination of LIBOR by the Lender then acting as Agent shall, in the absence of manifest error, be conclusive and binding.”

8.            Permanent Loan Estimate. The definition of Permanent Loan Estimate is hereby amended by deleting the term “25-year” therefrom and inserting the term “30-year” in lieu thereof.

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9.	Requisite Lenders. The definition of Requisite Lenders, which did read:

“‘Requisite Lenders’ means, as of any date, Lenders having at least 66-2/3% of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, such Lenders holding at least 66-2/3% of the principal amount of the Advances and Letter of Credit Liabilities.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“‘Requisite Lenders’ means, as of any date, Lenders having at least 51% of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, such Lenders holding at least 51% of the principal amount of the Advances and Letter of Credit Liabilities; provided however, Requisite Lenders must always include at least two (2) Lenders; provided further, in the case of any amendment to Section 10.1, or to any defined term where such amendment could affect compliance with Section 10.1, Requisite Lenders must include Agent.”

10.          Revolving Advances. (a) The fourth sentence of the second full paragraph of Section 2.1(c), which did read:

“Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“Agent will inform Borrower of any errors actually known by Agent in any information provided by Borrower, but is not obligated or required in any way to take any actions to detect errors in information provided by Borrower.”

(b)	The third full paragraph of Section 2.1(c), which did read:

“Agent will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Agent may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Agent or prohibited by Government Authority; (iii) cause Agent to violate any Federal Reserve or other regulatory risk control program or guideline, or (iii) otherwise cause Agent to violate any applicable law or regulation.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“Agent will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Agent may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Agent or prohibited by any Governmental Authority; (iii) cause Agent to violate any Federal Reserve or

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other regulatory risk control program or guideline; or (iv) otherwise cause Agent to violate any Applicable Law.”

11.	Letters of Credit. (a) The first sentence of Section 2.2(g), which did read:

“In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, the Agent shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit.”

is hereby deleted in its entirety.

(b)	Subclause (iii) of Section 2.2(g), which did read:

“(iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit;”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“(iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit (provided however, the within limitation shall not affect Agent's liability for paying a drawing under any Letter of Credit when the beneficiary of such Letter of Credit has not substantially complied with the requirements imposed by such Letter of Credit for such drawing; provided further, Agent shall have no duty to verify the existence or reasonableness of any act or condition referenced in or in connection with, or any statement in or in connection with, any drawing or presentment under any Letter of Credit);”

12.	Swingline Loans. (a) The third full paragraph of Section 2.3(b), which did read:

“Swingline Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Swingline Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Swingline Lender or prohibited by Government Authority; (iii) cause Swingline Lender to violate any Federal Reserve or other regulatory risk control program or guideline, or (iii) otherwise cause Swingline Lender to violate any applicable law or regulation.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“Swingline Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Swingline Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Swingline

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Lender or prohibited by any Governmental Authority; (iii) cause Swingline Lender to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Swingline Lender to violate any Applicable Law.”

(b)         The phrase “Swingline Lender of the Swingline Lender” which appears at the end of clause (i) in the fourth full paragraph of Section 2.3(b) is hereby deleted, and the phrase “agent of the Swingline Lender” is hereby inserted in lieu thereof.

13.          Interest on Revolving Advances. Section 2.4(a)(ii) is hereby amended by deleting the figure “0.90%” therefrom and inserting the figure “0.80%” in lieu thereof.

14.	Authorized Representatives.

(a)         The following Section 2.16 is hereby inserted immediately following Section 2.15 of the Credit Agreement:

“Section 2.16. Authorized Representatives.

Agent is authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated (“Authorized Representatives”) to bind Borrower with respect to all matters pertaining to establishment of the Loan and the Loan Documents including, but not limited to, requests for Revolving Advances, Swingline Loans and Letters of Credit and the selection of interest rates. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice. The present Authorized Representatives are listed on Schedule 2.16.”

(b)         Schedule 2.16 attached hereto is hereby inserted as Schedule 2.16 to the Credit Agreement, immediately following Schedule 1.1(A) thereto;

15.	Defaulting Lenders. The final sentence of Section 3.8, which did read:

“Any amounts received by the Agent in respect of a defaulting Lender’s Advances shall not be paid to such Defaulting Lender and shall be held by the Agent and paid to such Defaulting Lender upon the Defaulting Lender’s curing of its default.”

is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“Any amounts received by the Agent in respect of a Defaulting Lender’s Advances shall not be paid to such Defaulting Lender and shall be held by the Agent and, except as otherwise provided in this Section 3.8, paid to such Defaulting Lender upon the Defaulting Lender’s curing of its default.”

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16.          Financial Statement. Section 7.1(h) is hereby amended by deleting the name “Arthur Anderson LLP” therefrom and inserting the name “Deloitte & Touche LLP” in lieu thereof.

17.          Insurance. Section 8.4 is hereby amended by adding the following as the second sentence thereof:

“In addition, whether or not required by the terms of any Collateral Loan Document, Borrower shall, and shall cause each Subsidiary owning a Collateral Property to, carry terrorism coverage or policies with no exclusion for loss, cost, damage or liability caused by “terrorism” or “terrorist acts,” no matter how defined in such policies.”

18.          Dividends and Other Restricted Payments. Section 10.1(e) is hereby amended by inserting the phrase “in such proportion as required by Borrower’s limited partnership agreement” after the phase “to make cash distributions to the Parent or other limited partners of the Borrower” in clause (ii) of the first sentence thereof.

19.          Permitted Investments. Section 10.1(f) is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

“(f)         Permitted Investments. The Parent shall not, and shall not permit the Borrower or other Subsidiary to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings (for purposes of this Section 10.1 the value of the holdings described in items (i) through (v) shall be calculated in accordance with GAAP) of such Persons to exceed thirty five percent (35%) of Gross Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter:

(i)           unimproved real estate (for purposes of this clause (i) unimproved real estate shall not include (w) raw land subject to a ground lease under which the Borrower or a Subsidiary is the lessor and a Person not an Affiliate is the lessee; (x) Properties under development; (y) land subject to a binding contract of sale under which the Borrower or one of its Subsidiaries is the seller and the buyer is not an Affiliate of Borrower and (z) out-parcels held for lease or sale at Properties which are either completed or where development has commenced);

(ii)          developed real estate used primarily for non-retail purposes (other than the real estate located at CBL Center, 2030 Hamilton Place Boulevard, Chattanooga, Tennessee);

(iii)        Investments in Unconsolidated Affiliates of the Borrower or the Parent;

(iv)         Investments in Persons that are neither Subsidiaries nor Unconsolidated Affiliates of the Borrower or the Parent; and

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(v)          Mortgages in favor of the Borrower or any other Loan Party (other than (A) Mortgages securing Indebtedness owed to the Borrower or any Subsidiary on September 30, 2002 and (B) Mortgages on assets owned by the Parent, the Borrower or any Subsidiary).”

20.          Acquisitions. Section 10.5 is hereby deleted in its entirety, and the following is hereby inserted in lieu thereof:

Neither Borrower nor any of its Subsidiaries shall acquire the business of or all or substantially all of the assets or stock of any Person, or any division of any Person, whether through Investment, purchase of assets, merger or otherwise, in each case involving consideration, or valued, in excess of fifteen percent (15%) of Gross Asset Value for the quarter most recently ended as reported in the Compliance Certificate for such quarter unless (a) no Default or Event of Default exists or would exist immediately following the consummation of such acquisition, (b) the Borrower has delivered to the Agent, at least 30 days prior to the date such acquisition is consummated, (i) all information related to such acquisition as the Agent may reasonably request and (ii) a Compliance Certificate, calculated on a pro forma basis, evidencing continued compliance with the financial covenants contained in Section 10.1., after giving effect to such acquisition, and (c)(i) with respect to any such acquisition involving consideration, or valued, in excess of fifteen percent (15%), but less than twenty-five percent (25%), of Gross Asset Value for the quarter most recently ended as reported in the Compliance Certificate for such quarter, Agent has consented thereto or (ii) with respect to any such acquisition involving consideration, or valued, in excess of twenty five (25%) of Gross Asset Value for the quarter most recently ended as reported in the Compliance Certificate for such quarter, Requisite Lenders have consented thereto.”

21.          Material Extension of Credit Cross Default. Section 11.1(d) is hereby amended by deleting subsection (ii) thereof, which did read:

“(ii)       Extension of Credit Owed to Third Parties. Either of the following events shall occur with respect to any Extension of Credit (other than any extension of credit that is Nonrecourse Indebtedness) owing by any Loan Party or the Parent to any Person other than a Lender or any affiliate of a Lender and having an aggregate outstanding principal amount of $100,000,000 or more:

(A)       Acceleration. The maturity of such Extension of Credit shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit; or

(B)        Mandatory Repurchase. Any Loan Party or the Parent shall have been required to prepay or repurchase, prior to the stated maturity thereof, such

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Extension of Credit in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit.”

and by inserting the following in lieu thereof:

“(ii)        Recourse Indebtedness. Any of the following events shall occur with respect to any Extension of Credit that is Recourse Indebtedness, owing by Borrower, Parent or any Significant Subsidiary, and having an aggregate outstanding principal amount equal to or greater than one percent (1%) of Gross Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter:

(A)         Failure to Pay. Borrower, Parent or any Significant Subsidiary shall fail to pay when due and payable the principal of, or interest on, such Extension of Credit; or

(B)         Acceleration. The maturity of such Extension of Credit shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit; or

(C)         Mandatory Repurchase. Borrower, Parent or any Significant Subsidiary shall have been required to prepay or repurchase, prior to the stated maturity thereof, such Extension of Credit in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit.

(iii)         Nonrecourse Indebtedness. Any of the following events shall occur with respect to any Extension of Credit that is Nonrecourse Indebtedness, owing by Borrower, Parent or any Significant Subsidiary, and having an aggregate outstanding principal amount equal to or greater than three percent (3%) of Gross Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter:

(A)         Failure to Pay. Borrower, Parent or any Significant Subsidiary shall fail to pay when due and payable the principal of, or interest on, such Extension of Credit; or

(B)         Acceleration. The maturity of such Extension of Credit shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit; or

(C)         Mandatory Repurchase. Borrower, Parent or any Significant Subsidiary shall have been required to prepay or

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repurchase, prior to the stated maturity thereof, such Extension of Credit in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Extension of Credit.”

22.          Judgment: Section 11.1(h) is hereby amended by deleting the figure “$25,000,000” therefrom and inserting the phrase “one percent (1%) of Gross Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter” in lieu thereof.

23.          Attachment: Section 11.1(i) is hereby amended by deleting the figure “$25,000,000” therefrom and inserting the phrase “one percent (1%) of Gross Asset Value for the quarter most recently ended as reported on the Compliance Certificate for such quarter” in lieu thereof.

24.          Change of Control/Change in Management. Section 11.1(k)(iv) is hereby amended by deleting the figure “10.0%” both places it appears therein, and by inserting the figure “5.0%” in lieu thereof.

25.          Federal Reserve Bank Assignments. The second and third sentences of Section 13.5(d), which did read:

“To facilitate any such pledge or assignment, Agent shall, at the request of such Lender, enter into a letter agreement with the Federal Reserve Bank in, or substantially in, the form of the exhibit to Appendix C to the Federal Reserve Bank of New York Operating Circular No 10, as amended from time to time. No such pledge or assignment shall release the assigning Lender from its obligations hereunder.”

are hereby deleted in their entirety.

26.          Amendments and Waivers. Section 13.6(a) is hereby amended by inserting the following immediately before the final period thereof:

“provided however, that, except as otherwise provided in Section 13.6(b)(xi) below, any amendment to any provision of Section 10.1, or to any defined term where such amendment could affect compliance with Section 10.1 , shall require the written consent of Requisite Lenders and of Agent (with Agent’s vote being included in determining whether the consent of Requisite Lenders has been obtained)”

27.          USA Patriot Act. Section 13.23 is hereby amended by inserting the following as the last sentence thereof:

“Agent will treat all information furnished to it in accordance with this Section 13.23 in the manner required by Section 13.8 of this Agreement.”

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28.          Litigation. Borrower warrants and represents that Schedule 7.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

29.          Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)         counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

(b)        Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the “Guarantor Consents”), consenting to this Amendment and the transactions contemplated hereby;

(c)         a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since February 14, 2006; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since February 14, 2006; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the “Borrower Amendment Documents”); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

(d)         a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since February 14, 2006; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property of the Mortgage Amendments, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the “Loan Party Amendment Documents”); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

(e)         a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since February 14, 2006; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed

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and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL & Associates Properties, Inc., Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the “Properties Amendment Documents”); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

(f)         the opinions of Borrower’s in-house counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

(g)         payment to Agent, for the benefit of Lenders, of all loan fees due in connection with the increase in the amount of the Commitments and this Amendment.

Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

30.          Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)         all of Borrower’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower’s execution of this Amendment;

(b)        no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

(c)         Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

(d)        the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

(e)         the execution and delivery of this Amendment and performance thereof by Borrower and Parent do not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

(f)         this Amendment, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

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31.          Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed in connection herewith.

32.          Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

33.          References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

34.          Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

35.          Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

36.          Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

37.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

38.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Sixth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its sole
general partner

By:     /s/ John N. Foy

Name:    John N. Foy

Title:    Vice Chairman and Chief Finanical Officer

PARENT:

CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.20 of the Credit Agreement.

By: /s/ John N. Foy

Name: John N. Foy

Title: Vice President and Chief Financial Officer

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By: /s/ C. Jackson Hoover

Name: C. Jackson Hoover

Title: Senior Vice President

Commitment Amount:

$85,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

2859 Paces Ferry Road, Suite 1200

Atlanta, GA 30339

Attn: Loan Administration Manager

Telecopier: (770) 435-2262

Telephone: (770) 435-3800

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Michael Raarup

Name: Michael Raarup

Title: Senior Vice President

Commitment Amount:

$71,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

800 Nicollet Mall

3rd Floor

Minneapolis, MN 55402

Attn: Michael Raarup

Telecopier: (612) 303-2270

Telephone: (612) 303-3586

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: /s/ Terrence P. Sweeney

Name: Terrence P. Sweeney

Title: Senior Vice President

By: /s/ Jurgen Boysen

Name: Jurgen Boysen

Title: Senior Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office and Loan Administration:

2 World Financial Center

32nd Floor

New York, NY 10281-1050

Attention: Commercial Lending Services – 32nd Floor

Telecopier: (212) 266-7396

Telephone: (212) 266-7747

Loan Administration:

Eurohypo AG, New York Branch

1114 Avenue of the Americas

2nd Floor

New York, NY 10036

Attention: Portfolio Admin

Telecopier: (866) 267-7680

Telephone: (212) 479-5700

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Rex E. Rudy

Name: Rex E. Rudy

Title: Managing Director

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

301 South College Street

NC - 0172

Charlotte, NC	28288-0172

Attention: Rex Rudy

Telecopier: (704) 383-6505

Telephone: (704) 383-7534

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By: /s/ Michael P. Szuba

Name: Michael P. Szuba

Title: Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Keybank REC - Institutional

127 Public Square, 6th Floor

Cleveland, OH 44114-1306

Attn: Mike Szuba

Telecopier: (216) 689-4997

Telephone: (216) 689-5984

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrew T. White

Name: Andrew T. White

Title: Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

PNC Real Estate Finance

1600 Market Street, 30th Floor

Philadelphia, PA	19103

Attention: Andrew White

Telecopier: (215) 585-5806

Telephone: (215) 585-6123

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

SUNTRUST BANK

By: /s/ W. John Wendler

Name: W. John Wendler

Title: Senior Vice President

Commitment Amount:

$32,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Mail Code ALX 2608

8330 Boone Blvd.
8th Floor

Vienna, VA 22182-3871

Attention: John Wendler

Telecopier: (703) 442-1570

Telephone: (703) 442-1563

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

ALLIED IRISH BANKS, P.L.C.

By: /s/ Kathryne E. Murdoch

Name: Kathryne E. Murdoch

Title: Vice President

By: /s/ Brian Deegan

Name: Brian Deegan

Title: Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Allied Irish Banks, p.l.c.

405 Park Avenue

10th Floor

New York, NY 10022

Attention: Kathryn Murdoch

Telecopier: (212) 515-6710

Telephone: (212) 515-6811

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Katon A. Susid

Name: Katon A. Susid

Title: Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

135 South LaSalle Street

Suite 1225

Chicago, Illinois	60603

Attention: Kathryn Schad

Telecopier: (312) 992-1324

Telephone: (312) 992-4908

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

SOCIETE GENERALE

By: /s/ C. H. Butterworth

Name: C. H. Butterworth

Title: Director

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Trammell Crow Center

2001 Ross Avenue

Suite 4900

Dallas, TX 75201

Attn: Chuck Butterworth

Telecopier: (214) 979-2727

Telephone: (214) 979-2779

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

UNION BANK OF CALIFORNIA N.A.

By: /s/ Lawrence Andow

Name: Lawrence Andow

Title: Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office:

350 California Street

Suite 710

San Francisco, CA 94104

Attn: Larry Andow

Telecopier: (415) 433-7438

Telephone: (415) 705-5032

E-mail Address: Lawrence.Andow@uboc.com

Loan Administration:

Commercial Real Estate Loan Administration

18300 Von Karman Avenue, Suite 200

Irvine, CA	92612

Attn: Rosalind Johnson

Telecopier: (949) 553-7123

Telephone: (949) 553-7154

E-mail Address: Rosalind.Johnson@uboc.com

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[Signature Page to Fourth Amendment to Sixth Amended and Restated Credit Agreement]

WESTDEUTSCHE IMMOBILIENBANK

By: /s/ Armin Gemmerich

Name: Armin Gemmerich

Title: Executive Director

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Grosse Bieiche 46

55131 Mainz

Germany

Attention: Martin Stevener

Telecopier: 1 6131 9280 7308

Telephone: 1 6131 9280 7426

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